UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026
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Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On November 5, 2026, Precision BioSciences, Inc. (the “Company”) issued a press release to provide an update on its ELIMINATE-B clinical trial evaluating PBGENE-HBV for chronic hepatitis B (the “HBV News Release”). A copy of the HBV News Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The abstract for the Company’s late-breaking oral presentation at the American Association for the Study of Liver Diseases (“AASLD”) The Liver Meeting® 2026 was published on November 5, 2026 and is furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “PBGENE-HBV Late Breaker Oral Abstract”).
On November 5, 2026, the Company also issued a press release to announce the first patient dosed with PBGENE-DMD completed the eight week observation period following treatment with no reported safety concerns, including no serious adverse events or adverse events of special interest (the “DMD News Release” and, together with the HBV News Release, the “News Releases”). The independent Data Safety Monitoring Board (“DSMB”) for the Phase 1/2 FUNCTION-DMD clinical trial for Duchenne muscular dystrophy (“DMD”) endorsed proceeding with dosing additional patients in Part 1 of the study. A copy of the DMD News Release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.
As described in the HBV News Release, the Company will host a live webcast on Monday, November 9, 2026 at 8:00 a.m., Eastern Time, to present the late-breaking AASLD Phase 1 data. The webcast link is https://lifescievents.com/event/pgy32le/. A replay of the presentation will available following the event on the Company’s website in the Investors section under Events & Presentations: https://investor.precisionbiosciences.com/events-and-presentations.
The Company is also furnishing its updated corporate deck (the “Corporate Presentation”) for use by management. A copy of the Corporate Presentation is furnished as Exhibit 99.4 to this Current Report on Form 8-K.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, this Item 7.01 (including the News Releases, PBGENE-HBV Late Breaker Oral Abstract and Corporate Presentation attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events
On November 5, 2026, the Company issued the HBV News Release announcing a late-breaking oral presentation at the American Association for the Study of Liver Diseases (AASLD) The Liver Meeting® 2026. This presentation includes new and updated preliminary data from the ongoing Phase 1 ELIMINATE-B study of PBGENE-HBV, the first and only in vivo gene editing therapy designed to eliminate cccDNA, the root cause of chronic hepatitis B. The PBGENE Late Breaker Abstract for this presentation was published on November 5, 2026.
As of the September 28, 2026 data cutoff date, 25 patients had received a total of 59 administrations of PBGENE-HBV across four dose levels. Key findings include:
•Phase 1 ELIMINATE-B study successful, PBGENE-HBV program advancing to Phase 2
•PBGENE-HBV achieves target profile at 0.4 mg/kg dose, evaluating both monotherapy and combination therapy for chronic hepatitis B, with dosing expected to begin in the first quarter of 2027
•Achieved undetectable pgRNA in 100% of evaluable patients at expected go forward dose 0.4 mg/kg (one patient, dosed with two administrations at 0.65mg/kg, experienced a 95% reduction in pgRNA at the time of the data cutoff, with further assessment ongoing); Durable and ongoing pgRNA loss in 100% of patients who achieved undetectable pgRNA and had ≥6 months of follow-up
•First HBeAg positive patient achieved a 100% pgRNA loss from a baseline of 3.7-log copies/mL at 0.4 mg/kg dose

•Reproducible liver biopsy findings demonstrated 1-log to 1.5-log reductions in cccDNA at the 0.4 mg/kg expected go forward dose across multiple patients
•Treatment effect observed in 100% of evaluable patients as measured by HBsAg reduction; maximal HBSAg reductions approached 94% at 0.4 mg/kg, with antiviral activity observed in patients with and without pgRNA at baseline
•PBGENE-HBV demonstrated a well-characterized and manageable safety profile across 59 administrations in 25 patients, with no dose-limiting toxicities and no serious adverse events at the 0.4 mg/kg go-forward dose
On November 5, 2026, the Company also issued the DMD News Release. The DMD News Release announced that the first patient dosed with PBGENE-DMD completed the eight week observation period following PBGENE-DMD treatment with no reported safety concerns, including no serious adverse events or adverse events of special interest reported through week eight, and the independent DSMB for the FUNCTION-DMD clinical trial endorsed proceeding with dosing additional patients in Part 1 of the study. Safety and efficacy updates are expected from the FUNCTION-DMD trial throughout 2027.
Forward-Looking Statements
Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the further development and potential of our PBGENE-HBV program and ELIMINATE-B clinical trial and our PBGENE-DMD program and FUNCTION-DMD clinical trial, the ability of the ELIMINATE-B trial to advance into a global Phase 2 trial and the timing and progress of the study; and the expected timing of clinical milestones, including the expectation of safety and efficacy updates from the FUNCTION-DMD trial throughout 2027. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026, June 30, 2026 and September 30, 2026, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	HBV News Release of Precision BioSciences, Inc. dated November 5, 2026.

99.2	PBGENE-HBV Late Breaker Oral Abstract dated November 5, 2026.

99.3	DMD News Release of Precision BioSciences, Inc. dated November 5, 2026.

99.4	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	November 5, 2026	By:	/s/ Naresh Tanna
Naresh Tanna Chief Financial Officer